16. Reserve for RSUs	12 Months Ended
Jun. 30, 2023
Notes
16. Reserve for RSUs

16.Reserve for RSUs

On January 9, 2022, the Company granted 240,000 RSUs to a former officer, which vested immediately. The RSUs were settled and immediately converted into common shares. Stock-based compensation of $1,950,645 in connection with the vesting of these RSUs was recorded during the year ended June 30, 2022.

On January 30, 2023, the Company granted 470,000 RSUs to various directors. 70,000 of these RSUs vest on January 30, 2024. The grant date fair value attributable to these 70,000 RSUs was $209,422, of which $86,638 was recorded as stock-based compensation in connection with the vesting of these RSUs during the year ended June 30, 2023.

The other RSUs vest at various stages pending conditions of certain milestones and are classified under other liabilities (see Note 14 for details).

As at June 30, 2023, the Company had 470,000 RSUs outstanding (June 30, 2022 and 2021 – nil).